EXHIBIT 10.9.12

                               SUBORDINATION AGREEMENT
                               -----------------------



             THIS SUBORDINATION AGREEMENT (the "AGREEMENT") is made and entered into as of February 28, 1997 by and among Chempower, Inc., an Ohio corporation with its principal offices at 807 East Turkeyfoot Lake Road, Akron, Ohio 44319 (the "BORROWER"); First National Bank of Ohio, a national banking association with its principal offices at 106
        S. Main Street, Akron, Ohio 44308 (the "LENDER"); and Toomas J. Kukk, an individual whose residence address is 4140 Derrwood Drive, Akron, Ohio 44313 ("KUKK"), Mark L. Rochester, an individual whose residence address is 3905 Daventry Street, N. Canton, Ohio ("ROCHESTER") and Kukk, as agent (the "AGENT") for Rochester and Kukk, the former principal shareholders of Borrower ("PRINCIPAL SHAREHOLDERS").

                                   R E C I T A L S:

             A. Lender and Borrower are parties to a certain Loan Agreement of even date herewith (the "LOAN AGREEMENT" and, together with the other documents and instruments described therein and relating thereto, the "LOAN DOCUMENTS") pursuant to which the Lender has agreed to make a revolving loan in the maximum principal amount at any time outstanding of Fifteen Million Seven Hundred Thousand Dollars ($15,700,000) (the "LOAN") to Borrower.

             B. The Loan is to be secured by a security interest in and to all of the assets of Borrower and each of its Subsidiaries, including, without limitation, accounts, inventory, equipment, fixtures and general intangibles (the "COLLATERAL") and by a mortgage or similar interest in and to certain real estate owned by the Borrower (the "OWNED PROPERTIES") and certain real estate (the "PURCHASED PROPERTIES") owned by Holiday Properties, a general partnership in which Kukk is a general partner, and which will be sold to Borrower pursuant to a Purchase Agreement and associated Land Installment Contracts (the "LAND CONTRACTS").

             C. Borrower will use a portion of the proceeds of the Loan to fund certain transactions (the "MERGER TRANSACTION") provided for in an Agreement and Plan of Merger (the "MERGER AGREEMENT") between and among Borrower, American Eco Corporation ("AMERICAN ECO") and Sub Acquisition Corp. ("SUB ACQUISITION"), a wholly owned subsidiary of American Eco. As a result of the Merger Transaction, Sub Acquisition and Borrower will merge, and Borrower, as a result, will be a wholly owned subsidiary of American Eco.

             D. In connection with the Merger Transaction, the Principal Shareholders will enter into a Financing Agreement with American Eco and Borrower (the "FINANCING AGREEMENT") pursuant to which Borrower will execute and deliver to the Principal Shareholders a promissory note or notes in the aggregate principal amount of $15,900,000 (the "SHAREHOLDER NOTES").

             E. The Shareholder Notes will be secured by a security interest in and to the Collateral, and a mortgage or similar interest in and to the Owned Properties and the Purchased Properties (collectively, the ("SHAREHOLDER COLLATERAL"). In addition, American Eco will guaranty payment of the Shareholder Notes (the "GUARANTY") which Guaranty will be secured by a pledge of Borrower's stock (the "STOCK PLEDGE").

             F. Lender, as a condition for extension of the Loan to Borrower, has required that Kukk and Rochester, as the Principal Shareholders, and Agent (collectively, the "CREDITOR") execute and deliver this Agreement. Principal Shareholders and Agent, in order to facilitate the Loan, have agreed to execute and deliver this Agreement to Lender. Borrower and Creditor each represent and acknowledge to Lender that Creditor will benefit as a result of these financial accommodations from Lender to Borrower, and Creditor acknowledges receipt of valuable consideration for entering into this Agreement.

             NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender, Borrower, Principal Shareholders and Agent agree as follows:


                                      ARTICLE I
                                     DEFINITIONS
                                     -----------

             SECTION 1.01. DEFINED TERMS.  Capitalized terms used in this
                          ----------------
        agreement shall have the meaning as defined in the recital paragraphs, and if not therein defined, shall have the following meanings:

             "SECURITY INTEREST" means and includes, without limitation, any type of collateral security, whether in the form of a lien, charge, mortgage, deed of trust, land installment contract, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

             "SUBORDINATED INDEBTEDNESS" means and includes, without limitation, all present and future indebtedness, obligations, liabilities, claims, rights, and demands of any kind which may be now or hereafter owing from Borrower to Creditor, including, without limitation, the Financing Agreement and the Shareholder Notes. The term "Subordinated Indebtedness" is used in its broadcast sense and includes without limitation all principal, all interest, all costs and attorneys' fees, all sums paid for the purpose of protecting the rights of a holder of security (such as a secured party paying for insurance on collateral if the owner fails to do so), all contingent obligations of Borrower (such as a guaranty), and all other obligations, secured or unsecured, of any nature whatsoever; provided, however, Subordinated Indebtedness shall not include obligations of Borrower to Kukk or Rochester for salary or employee benefits arising out of employment agreements provided for in the Merger Agreement or made generally available to Borrower's executive employees and not otherwise prohibited under the Loan Documents.

             "SUBSIDIARY" means any or all corporations, partnerships, joint ventures, associations or other business entities of which the Borrower now or hereafter owns, directly or indirectly, securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other governing body thereof, including, without limitation, Global Power Company, Brookfield Corporation, Southwick Corporation and Controlled Power Limited Partnership.

             "SUPERIOR INDEBTEDNESS" means and includes, without limitation, all present and future indebtedness, obligations, liabilities, claims, rights, and demands of any kind which may be now or hereafter owing from Borrower to Lender, including the Loan. The term "Superior Indebtedness" is used in its broadest sense and includes without limitation all principal, all interest, all costs and attorneys' fees, all sums paid for the purpose of protecting Lender's rights in security (such as paying for insurance on collateral if the owner fails to do so), all contingent obligations of Borrower (such as a guaranty), all obligations arising by reason of Borrower's accounts with Lender (such as an overdraft on a checking account), and all other obligations of Borrower to Lender, secured or unsecured, of any nature whatsoever.

             SECTION 1.02. OTHER TERMS.  Terms not otherwise defined in this
            -------------------------
    Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.


                                      ARTICLE II
                        SUBORDINATION OF PAYMENT AND PRIORITY
                        -------------------------------------

             SECTION 2.01. SUBORDINATION OF SUBORDINATED INDEBTEDNESS.  All
             --------------------------------------------------------
        Subordinated Indebtedness of Borrower to Creditor is and shall be subordinated in all respects, including as to payment and priority, to all Superior Indebtedness of Borrower to Lender. If Creditor holds one or more Security Interests, whether now existing or hereafter acquired, in any of Borrower's real property or personal property, Creditor also subordinates all its Security Interests to all Security Interests held by Lender, whether the Lender's Security Interest or Interests exist now or are acquired later.

             SECTION 2.02. PAYMENT TO CREDITOR. Borrower will not make and
	     ----------------------------------
        Creditor will not accept, at any time while any Superior Indebtedness is owing to Lender, (a) any payment upon any Subordinated Indebtedness, whether such payment is made by Borrower or by a Subsidiary, (b) any advance, transfer, or assignment of assets of Borrower or any Subsidiary to Creditor in any form whatsoever that would reduce at any time or in any way the amount of Subordinated Indebtedness, or
        (c) any transfer of any assets of Borrower or any Subsidiary as security for the Subordinated Indebtedness, except upon Lender's prior written consent. Notwithstanding the foregoing, Borrower shall be permitted to make all regularly scheduled payments of interest on the Subordinated Indebtedness, provided that (i) there exists, either prior to or as a result of such payment, no default or Event of Default under the Loan Documents of which Creditor has actual knowledge or as to which Lender has given Creditor notice; (ii) Borrower is Solvent (as such term is defined in the Loan Documents) at the time of and after giving effect to any such interest payment; and (iii) American Eco is not in default of payments on any Account owed to Borrower.

             SECTION 2.03. DISTRIBUTIONS TO CREDITOR. In the event of any
             ---------------------------------------
        distribution, division, or application, whether partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of Borrower or a Subsidiary, or the proceeds thereof, in whatever form, to creditors of Borrower or a Subsidiary or upon any indebtedness of Borrower or a Subsidiary, whether by reason of the liquidation, dissolution or other winding-up of Borrower or a Subsidiary, or by reason of any execution sale, receivership, insolvency, or bankruptcy proceeding, assignment for the benefit of creditors, proceedings for reorganization, or readjustment of Borrower or a Subsidiary's properties, then and in such event, (a) the Superior Indebtedness shall be paid in full before any payment is made upon the Subordinated Indebtedness, and
        (b) all payments and distributions, of any kind or character and whether in cash, property, or securities, which shall be payable or deliverable upon or in respect of the Subordinated Indebtedness shall be paid or delivered directly to Lender for application in payment of the amounts then due on the Superior Indebtedness until the Superior Indebtedness shall have been paid in full.

             SECTION 2.04. ASSIGNMENT OF SUBORDINATED INDEBTEDNESS.  In order
             -----------------------------------------------------
        that Lender may establish its right to prove claims and recover for its own account distributions based on the Subordinated Indebtedness, Creditor does hereby assign all its right, title, and interest in such claims to Lender. Creditor further agrees to supply such information and evidence, provide access to and copies of such of Creditor's records as may pertain to the Subordinated Indebtedness, and execute such instruments as may be required by Lender to enable Lender to enforce all such claims and collect all distributions, payments, or other disbursements which may be made on account of the Subordinated Indebtedness. For such purposes, Creditor hereby irrevocably authorizes Lender in its discretion to make and present for or on behalf of Creditor such proofs of claims on account of the Subordinated Indebtedness as Lender may deem expedient and proper and to vote such claims in any such proceeding and to receive and collect any and all dividends, payments, or other disbursements made thereon in whatever form the same may be paid or issued and to apply the same on account of the Superior Indebtedness. Creditor agrees to deliver to Lender, at Lender's request, all notes of Borrower to Creditor, including the Shareholder Notes, or other evidence of the Subordinated Indebtedness, now held or hereafter acquired by Creditor, while this Agreement remains in effect. Attached hereto are copies of the Financing Agreement, the Shareholder Note, and the Stock Pledge, certified by Kukk (individually and as Agent) as true, complete and accurate copies thereof. Creditor agrees not to sell, assign, pledge or otherwise transfer any of such notes except subject to all the terms and conditions of this Agreement. Should Lender receive any payments on account of the Subordinated Indebtedness, as between Borrower and Lender, such payments shall not be treated as payment of the Superior Indebtedness, provided, however, that upon payment to Lender of the Superior Indebtedness, in full, then the holder of the Subordinated Indebtedness shall be subrogated to Lender's rights under the Superior Indebtedness to the extent Lender received payment on account of the Subordinated Indebtedness.

             SECTION 2.05. APPLICATION OF PAYMENT.  Should any payment,
             ------------------------------------
        distribution, security, or proceeds thereof be received by Creditor at any time on the Subordinated Indebtedness contrary to the terms of this Agreement, Creditor immediately will deliver the same to Lender in precisely the form received (except for the endorsement or assignment of Creditor where necessary), for application on or to secure the Superior Indebtedness, whether it is due or not due, and until so delivered the same shall be held in trust by Creditor as property of Lender. In the event Creditor fails to make any such endorsement or assignment, Lender, or any of its officers on behalf of Lender, is hereby irrevocably authorized by Creditor to make the same.

             SECTION 2.06. LEGEND ON SUBORDINATED OBLIGATIONS.  Each note,
             ------------------------------------------------
    contract, or other evidence of the Subordinated Indebtedness, including, without limitation, the Financing Agreement, the Shareholder Note, mortgages and UCC Financing Statements, shall contain a prominent legend, substantially as follows:

             THIS INSTRUMENT AND THE OBLIGATIONS REPRESENTED THEREBY IS SUBORDINATE IN ALL RESPECTS TO CERTAIN OBLIGATIONS OF CHEMPOWER, INC. AND ITS SUBSIDIARIES TO FIRST NATIONAL BANK OF OHIO, INCLUDING A PROMISSORY NOTE IN THE MAXIMUM PRINCIPAL AMOUNT OF $15,700,000 DATED AS OF FEBRUARY 28, 1997.


                                     ARTICLE III
                      WARRANTIES AND REPRESENTATIONS OF CREDITOR
                      ------------------------------------------

             SECTION 3.01. WARRANTIES AND REPRESENTATIONS OF CREDITOR.  Kukk,
             --------------------------------------------------------
        Rochester, and Agent each represents and warrants to Lender that:

             (a) no representations or agreements of any kind have been made to Creditor which would limit or qualify in any way the terms of this Agreement;

             (b) Lender has made no representation to Creditor as to the creditworthiness of Borrower;

             (c) Creditor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition. Lender shall have no obligation to disclose to Creditor information or material acquired by Lender in the course of its relationship with Borrower, including any facts, events, or circumstances which might in any way affect Creditor's risks under this Agreement.

             (d) Each person executing this Agreement is duly, properly and fully authorized to execute and deliver this Agreement.

             (e) This Agreement is, or upon the execution of will be, a legal, valid and binding obligation of Kukk, Rochester and the Agent, in full force and effect and enforceable with its respective terms, except for the effect of applicable laws regarding bankruptcy or insolvency or general principles of equity.


                                      ARTICLE IV
                           RIGHTS, WAIVERS AND ENFORCEMENT
                           -------------------------------

             SECTION 4.01. CREDITORS WAIVERS.  Creditor waives any right to
             -------------------------------
        require Lender: (a) to make, extend, renew, or modify any loan to Borrower or to grant any other financial accommodations to Borrower whatsoever; (b) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the Superior Indebtedness or of any nonpayment related to any Security Interests, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the Superior Indebtedness, or in connection with the creation of new or additional Superior Indebtedness; (c) to resort for payment or to proceed directly or at once against any person, including Borrower;
        (d) to proceed directly against or exhaust any Security Interests held by Lender from Borrower, any other guarantor, or any other person; (e) to give notice of the terms, time, and place of any public or private sale of personal property security held by Lender from Borrower or to comply with any other applicable provisions of the Uniform Commercial Code; (f) to pursue any other remedy within Lender's power; or (g) to commit any act or omission of any kind, at any time, with respect to any matter whatsoever.

             SECTION 4.02. LENDER'S RIGHTS. Lender may take or omit any and all
             -----------------------------
        actions with respect to the Superior Indebtedness or any Security Interests for the Superior Indetedness without affecting whatsoever any of Lender's rights under this Agreement. In particular, without limitation, Lender may, without notice of any kind to Creditor, (a) make one or more additional secured or unsecured loans to Borrower;
        (b) repeatedly alter, compromise, renew, extend, accelerate, or otherwise change the time for payment or other terms of the Superior Indebtedness or any part thereof, including increases and decreases of the rate of interest on the Superior Indebtedness; extensions may be repeated and may be for longer than the original loan term; (c) take and hold Security Interests for the payment of the Superior Indebtedness, and exchange, enforce, waive, and release any such Security Interests, with or without the substitution of new collateral; (d) release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorses, or guarantors on any terms or manner Lender chooses; (e) determine how, when and what application of payments and credits, shall be made on the Superior Indebtedness; (f) apply such security and direct the order or manner of sale thereof, as Lender in its discretion may determine; and (g) assign this Agreement in whole or in part.

             SECTION 4.03. DEFAULT BY BORROWER.  If Borrower becomes insolvent
             ---------------------------------
        or bankrupt, this Agreement shall remain in full force and effect.
        In the event of a corporate reorganization or corporate arrangement of Borrower undo the provisions of the Bankruptcy Code, as amended, this Agreement shall remain in full force and effect and the court having jurisdiction over the reorganization or arrangement is hereby authorized to preserve such priority and subordination in approving any such plan of reorganization or arrangement. Any default by Borrower under the terms of the Subordinated Indebtedness also shall be a default under the terms of the Superior Indebtedness to Lender provided, however, that if the holders of the Subordinated Indebtedness declare a default and accelerate the Subordinated Indebtedness, such action will not cause a default in the Superior Indebtedness if, and only if, the holder of the Subordinated Indebtedness takes no action to enforce or collect on the Subordinated Indebtedness other than to enforce any rights to proceed against Borrower's stock held by American Eco Corporation as provided in the Stock Pledge, and the default under the Subordinated Indebtedness giving rise to such action shall not cause a default in the Superior Indebtedness unless such default constitutes an Event of Default (as defined in the Loan Agreement) other than an Event of Default described in clause (i) or clause (o) of Section 8.1 of the Loan Agreement.


              SECTION 4.04. DURATION AND TERMINATION.  This Agreement will take
              --------------------------------------
        effect when received by Lender, without the necessity of any acceptance by Lender, in writing or otherwise, and will remain in full force and effect until Creditor shall notify Lender in writing at the address shown above to the contrary. Any such notice shall not affect the Superior Indebtedness owed Lender by Borrower at the time of such notice, nor shall such notice affect Superior
        Indebtedness thereafter granted in compliance with a commitment made by Lender to Borrower prior to receipt of such notice, nor shall such notice affect any renewals of or substitutions for any of the foregoing. Such notice shall affect only indebtedness of Borrower to Lender arising after receipt of such notice and not arising from financial assistance granted by Lender to Borrower in compliance with Lender's obligations under a commitment. Any notes lodged with Lender pursuant to Section 2.04 of this Agreement need not be returned to Creditor until this Agreement has no further force or effect.

             SECTION 4.05. MODIFICATIONS TO SUBORDINATED INDEBTEDNESS.
             --------------------------------------------------------
        Borrower and Creditor agree that no modifications, alterations or changes may be made to any documents evidencing the Subordinated Indebtedness, including without limitation, the Financing Agreement and the Shareholder Note, or any documents evidencing any interest of Creditor in the Shareholder Collateral without the express written consent of Lender.


                                      ARTICLE V
                               MISCELLANEOUS PROVISIONS
                               ------------------------


             SECTION 5.01. APPLICABLE LAW.  This Agreement has been delivered
             ----------------------------
       to Lender and accepted by Lender in Summit County, in the State of Ohio. If there is a lawsuit, Creditor and Borrower agree upon Lender's request to submit to the jurisdiction of the courts of Summit County, State of
        Ohio. This Agreement shall be governed by and construed in accordance with the laws (but not the law of conflicts) of the State of Ohio. No provision contained in this Agreement shall be construed (a) as requiring Lender to grant to Borrower or to Creditor any financial assistance or other accommodations, or (b) as limiting or precluding Lender from the exercise of Lender's own judgment and discretion about amounts and times of payment in making loans or extending accommodations to Borrower.

             SECTION 5.02. AMENDMENTS. This Agreement constitutes the entire
             ------------------------
        understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless made in writing and signed by Lender,
         Borrower, and Creditor.

             SECTION 5.03. ATTORNEYS' FEES; EXPENSES.  Creditor and Borrower
             ---------------------------------------
        agree to pay upon demand all of Lender's costs and expenses, including attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may pay someone else to help enforce this Agreement, and Creditor and Borrower shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Creditor and Borrower also pay all court costs and such additional fees as may be directed by the court.

             SECTION 5.04. SUCCESSORS AND ASSIGNS.  This Agreement shall
             ------------------------------------
        extend to and bind the respective heirs, personal representatives, successors and assigns of the parties to this Agreement, and the covenants of Borrower and Creditor respecting subordination of the Subordinated Indebtedness in favor of Lender shall extend to, include, and be enforceable by any transferee or endorse to whom
         Lender may transfer any or all of the Superior Indebtedness.

             SECTION 5.05. WAIVER.  Lender shall not be deemed to have waived
             --------------------
        any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Creditor, shall constitute a waiver of any of Lender's rights or of any of Creditor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

        BORROWER AND CREDITOR ACKNOWLEDGE HAVING READ ALL THE PROVISIONS OF THIS SUBORDINATION AGREEMENT, AND BORROWER AND CREDITOR AGREE TO ITS TERMS.

        Chempower, Inc.

        By:  /s/ Toomas J. Kukk
           ------------------------------------------
             Toomas J. Kukk, Chairman/President/CEO

         /s/ Toomas J. Kukk
        ---------------------------------------------
        Toomas J. Kukk, Individually and as Agent

         /s/ Mark L. Rochester
        ---------------------------------------------
        Mark L. Rochester



        First National Bank of Ohio


        By:  /s/ Nick Browning
           -------------------------------------


        Its: Vice-President
            ------------------------------------

                                     CERTIFICATE


        The undersigned certifies that attached hereto are true, complete and accurate copies of the Financing Agreement, the Shareholder Note, and the Pledge Agreement. Capitalized terms used in this Certificate have the respective meanings assigned to them in the Subordination Agreement, dated as of February 28, 1997, by and among Chempower, Inc., First National Bank of Ohio, Toomas J. Kukk, Mark L. Rochester, and Toomas J. Kukk as Agent.



					/s/ Toomas J. Kukk
                                      -------------------------------
                                      Toomas J. Kukk, Principal Shareholder

					/s/ Toomas J. Kukk
			              -------------------------------
                                      Toomas J. Kukk, Agent

						---------------